UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2008

Date of reporting period: JUNE 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2008

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2008

Contents

Performance Summary	2
Portfolio Asset Allocation	3

Unaudited Financial Statements

Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Notes to Financial Statements	15
Schedule of Changes in Investments in Affiliates	29

Supplemental Information

Approval of Investment Management Agreements	30

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (July 13, 2004) through June 30, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)					IRR (2)
	2004*	2005	2006	2007	2008**	Inception-to-Date
Special Value Opportunities Fund	1.9%	11.4%	19.5%	4.3%	-14.7%	4.2%

Merrill Lynch US High Yield Index	8.2%	2.8%	11.6%	2.2%	-1.2%	5.8%

Standard & Poor's 500 Index	9.7%	4.9%	15.7%	5.5%	-11.9%	5.5%

* Period from inception (July 13, 2004) through December 31, 2004
** Year to date

Past performance of Special Value Opportunities Fund (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1)
Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2)
Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	15.8%
Telecom Wireline	12.4%
Data Processing, Hosting, and Related Services	8.0%
Motor Vehicle Parts Manufacturing	8.0%
Plastics Product Manufacturing	7.6%
Satellite Telecommunications	6.6%
Activities Related to Credit Intermediation	6.1%
Cable Service Carriers	5.2%
Alumina and Aluminum Production and Processing	4.0%
Semiconductor and Other Electronic Component Manufacturing	3.7%
Scheduled Air Transportation	3.7%
Offices of Real Estate Agents and Brokers	3.0%
Depository Credit Intermediation	1.8%
Gambling Industries	1.8%
Nonferrous Metal (except Aluminum) Production and Processing	1.8%
Other Amusement and Recreation Industries	1.7%
Glass and Glass Products Manufacturing	1.3%
Computer and Peripheral Equipment Manufacturing	1.2%
Radio and Television Broadcasting	0.9%
Electric Power Generation, Transmission and Distribution	0.8%
Sporting Goods, Hobby, and Musical Instrument Stores	0.2%
Basic Chemical Manufacturing	0.2%
Home Furnishings Stores	0.2%
Motor Vehicle Manufacturing	(0.3	)%(1)
Miscellaneous	1.2%
Cash and Cash Equivalents	3.1%
Total	100.0%

(1)	Negative value is attributable to an undrawn revolving credit facility

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2008

	Cost	Fair Value
Assets
Investments:
Unaffiliated issuers	$743,775,498	$687,460,146
Controlled companies	91,087,428	64,131,318
Other affiliates	317,064,304	323,122,010
Total investments	1,151,927,230	1,074,713,474

Cash and cash equivalents		34,084,603
Accrued interest income:
Unaffiliated issuers		13,468,173
Controlled companies		19,521
Other affiliates		192,102
Deferred debt issuance costs		3,830,001
Receivable for investment securities sold		2,782,380
Other receivables		202,768
Prepaid expenses and other assets		201,128
Total assets		1,129,494,150

Liabilities
Credit facility payable		287,000,000
Unrealized depreciation on swaps and forward contracts		21,687,895
Distributions payable		7,000,000
Payable for investment securities purchased		6,104,212
Management and advisory fees payable		1,481,250
Futures contracts at fair value		529,175
Interest payable		324,493
Payable to affiliate		176,987
Accrued expenses and other liabilities		1,937,159
Total liabilities		326,241,171

Preferred Stock
Auction rate money market preferred stock (Series A - E); $25,000/share liquidation preference; 9,520 shares authorized, issued and outstanding		238,000,000
Accumulated dividends on auction rate money market preferred stock		1,221,681
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding		200,000
Accumulated dividends on Series Z preferred stock		3,989
Total preferred stock		239,425,670

Net assets applicable to common shareholders		$563,827,309

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding		$37
Paid-in capital in excess of par		674,972,136
Accumulated net investment income		19,080,979
Accumulated net realized losses		(30,145,970)
Accumulated net unrealized depreciation		(98,854,203)
Accumulated dividends to preferred shareholders		(1,225,670)
Net assets applicable to common shareholders		$563,827,309

Common stock, NAV per share		$15,443.47

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (68.43%)
Bank Debt (62.16%) (1)
Alumina and Aluminum Production and Processing (4.03%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 12.5%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $49,140,970)	$49,140,970	$44,718,283	4.03%

Basic Chemical Manufacturing (0.09%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $2,742,730)	$2,813,056	991,602	0.09%

Cable Service Carriers (5.20%)
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $47,562,901) - (Netherlands) (3), (7)	€37,039,098	57,674,269	5.20%

Communications Equipment Manufacturing (12.87%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $45,712,166) (2), (3)	$45,712,166	45,431,036	4.10%
Dialogic Corporation, Senior Secured Notes, LIBOR + 8%, due 10/6/12
(Acquired 10/5/07, Amortized Cost $6,962,315) (2), (3)	$7,032,641	7,173,294	0.65%
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2), (3)	$6,530,309	6,334,400	0.57%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2), (3)	$28,632,895	27,773,908	2.50%
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2), (3)	$27,638,279	25,675,961	2.32%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $32,064,687)	$34,111,370	30,273,841	2.73%
Total Communications Equipment Manufacturing		142,662,440

Computer and Peripheral Equipment Manufacturing (1.18%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $17,569,462)	$19,521,624	13,079,488	1.18%

Data Processing, Hosting, and Related Services (7.76%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4.0%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $15,578,256)	$15,896,180	15,498,775	1.40%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $38,194,665)	$38,776,310	37,709,962	3.40%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $9,736,226)	$9,736,226	9,298,096	0.84%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $24,569,933)	$24,710,427	23,511,972	2.12%
Total Data Processing, Hosting, and Related Services		86,018,805

Electric Power Generation, Transmission and Distribution (0.08%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $2,977,479) (4)	$35,592,323	925,852	0.08%

Motor Vehicle Manufacturing (-0.27%)
General Motors Corporation, Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 11/8/07, and 12/6/07 Cost $(1,689,600))	$20,000,000	(2,950,000)	(0.27)%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Motor Vehicle Parts Manufacturing (0.95%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $5,589,213) (2), (3)	$5,589,213	$5,556,612	0.50%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $4,922,849) (2), (3)	$4,922,849	4,959,770	0.45%
Total Motor Vehicle Parts Manufacturing		10,516,382

Offices of Real Estate Agents and Brokers (2.35%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Cost $4,240,417)	$20,000,000	2,316,667	0.21%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 10/9/07, Amortized Cost $14,068,688) (5)	$14,887,500	12,707,538	1.15%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07,10/26/07 and 1/11/08,
Amortized Cost $12,021,574) (6)	$12,878,883	10,993,041	0.99%
Total Office of Real Estate Agents and Brokers		26,017,246

Plastics Product Manufacturing (1.48%)
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $17,569,490) (2), (3), (13)	$17,569,251	16,471,173	1.48%

Radio and Television Broadcasting (0.88%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $9,309,052)	$10,229,727	9,782,177	0.88%

Satellite Telecommunications (6.57%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $36,931,056) (3)	$36,975,878	35,143,723	3.17%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $39,717,880) (3)	$40,963,734	37,666,153	3.40%
Total Satellite Telecommunications		72,809,876

Scheduled Air Transportation (3.75%)
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N645NW, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $11,680,901)	$11,751,270	11,733,644	1.06%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N646NW, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $11,680,901)	$11,751,270	11,733,644	1.06%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N632NW, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $13,049,113)	$12,987,012	12,980,518	1.17%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N631NW, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $4,899,154)	$5,107,840	5,079,747	0.46%
Total Scheduled Air Transportation		41,527,553

Semiconductor and Other Electronic Component Manufacturing (3.26%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 4.75%, due 12/18/12
(Acquired 7/12/07 and 11/19/07, Amortized Cost $7,083,232)	$7,415,184	6,525,362	0.59%
Isola USA Corporation, 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $34,747,512)	$35,866,469	29,589,837	2.67%
Total Semiconductor and Other Electronic Component Manufacturing		36,115,199

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Telecom Wireline (11.98%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
LIBOR + 6.25% Cash + 1% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,165,631)	$1,544,413	$1,281,863	0.11%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $14,564,478)	$14,564,478	13,872,665	1.25%
Hawaiian Telcom Communications Inc., Tranche C Term Loan,
LIBOR + 2.25%, due 4/30/12
(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15,08 and 5/19/08,
Amortized Cost $3,887,038)	$5,006,934	4,122,374	0.37%
Hawaiian Telcom Communications Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $(1,058,060))	$5,210,440	(1,048,601)	(0.09)%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/5/07, Amortized Cost $13,924,310)	$14,504,490	13,271,608	1.20%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/5/07 and 4/2/08, Amortized Cost $28,354,362)	$29,184,841	26,704,129	2.41%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/1/07, Amortized Cost $19,032,600)	$19,570,797	18,220,412	1.64%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $21,074,082)	$21,074,082	20,447,128	1.84%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $3,623,753) - (Netherlands) (7)	€2,640,087	4,003,477	0.36%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $31,008,971) - (Netherlands) (7)	€22,509,770	31,997,523	2.89%
Total Telecom Wireline		132,872,578

Total Bank Debt (Cost $712,939,893)		689,232,923

Other Corporate Debt Securities (6.27%)
Electric Power Generation, Transmission and Distribution (0.02%)
Calpine Generating Company, Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11 (4)	$879,000	180,195	0.02%

Gambling Industries (1.78%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$20,513,000	17,623,744	1.59%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$3,360,000	2,114,818	0.19%
Total Gambling Industries		19,738,562

Home Furnishings Stores (0.20%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	2,273,895	0.20%

Nonferrous Metal (except Aluminum) Production and Processing (0.36%)
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11
(Acquired 7/15/04 and 7/19/04, Amortized Cost $4,401,270) (2), (8)	$3,940,000	3,994,608	0.36%

Offices of Real Estate Agents and Brokers (0.63%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	4,161,469	0.38%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$4,044,000	2,801,238	0.25%
Total Offices of Real Estate Agents and Brokers		6,962,707

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Other Amusement and Recreation Industries (1.67%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14.0% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $37,820,111) (8)	$36,979,333	$18,489,667	1.67%

Plastics Product Manufacturing (1.45%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$16,494,000	14,019,900	1.26%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (2), (4), (8)	$16,527,000	2,109,837	0.19%
Total Plastics Product Manufacturing		16,129,737

Sporting Goods, Hobby, and Musical Instrument Stores (0.16%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/1/14	$2,016,000	1,752,186	0.16%
Total Other Corporate Debt Securities (Cost $109,377,986)		69,521,557
Total Debt Securities (Cost $822,317,879)		758,754,480

Equity Securities (28.50%)
Activities Related to Credit Intermediation (6.08%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (4), (8), (9)	52,744.807	56,505,512	5.10%
Online Resources Corporation, Common Stock (2), (4), (9), (11)	1,302,445	10,875,416	0.98%
Total Activities Related to Credit Intermediation		67,380,928

Basic Chemical Manufacturing (0.13%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $5,344,815) (4), (8)	5,626,113	1,420,594	0.13%

Communications Equipment Manufacturing (2.90%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $7,032,638) (2), (3), (4), (8), (9)	7,197,769	10,364,787	0.93%
Enterasys Networks, Inc., Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/7/06, Cost $24,613,227) (2), (3), (4), (8), (9)	24,613.227	19,875,181	1.79%
Enterasys Networks, Inc., Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (3), (4), (8), (9)	4,369.871	2,010,141	0.18%
Total Communications Equipment Manufacturing		32,250,109

Data Processing, Hosting, and Related Services (0.28%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Amortized Cost $1,615,439) (4), (8)	1,680,056	2,940,099	0.27%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Amortized Cost $64,618) (4), (8)	67,203	117,604	0.01%
Total Data Processing, Hosting and Related Services		3,057,703

Depository Credit Intermediation (1.80%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $19,111,941) (4), (8)	19,111,941	19,945,237	1.80%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Electric Power Generation, Transmission and Distribution (0.68%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $1,442,223) (4), (8)	8,012	$6,810,200	0.61%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $597,390) (4), (8)	3,236	728,100	0.07%
Total Electric Power Generation, Transmission and Distribution		7,538,300

Glass and Glass Products Manufacturing (1.34%)
Owens Corning, Inc., Common Stock (4)	650,771	14,805,040	1.34%

Motor Vehicle Parts Manufacturing (7.08%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $47,302,876) (2), (3), (4), (8), (9), (12)	2,561,000	78,552,272	7.08%

Nonferrous Metal (except Aluminum) Production and Processing (1.44%)
International Wire Group, Inc., Common Stock
(Acquired 7/15/04 and 7/19/04, Cost $9,581,477) (2), (4), (8), (9)	637,171	15,929,275	1.44%

Plastics Product Manufacturing (4.62%)
Pliant Corporation, Common Stock
(Acquired 7/19/06, Cost $215) (4), (8), (14)	515	515	-
Pliant Corporation, 13%, PIK Preferred Stock	7,817	3,532,637	0.32%
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (2), (4), (8), (9)	18,656,037	-	-
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $141,356) (2), (4), (8), (9)	70	-	-
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (2), (4), (8), (9)	724	-	-
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (8), (9)	1	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (8), (9)	1	-	-
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (3), (4), (8), (13)	73,517,938	47,660,145	4.30%
Total Plastics Product Manufacturing		51,193,297

Satellite Telecommunications (0.06%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $1,205,976) (3), (4), (8)	2,819,810	662,655	0.06%

Semiconductor and Other Electronic Component Manufacturing (0.46%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $3,829,067) (4), (8)	2,296,747	5,144,713	0.46%

Telecom Wireline (0.42%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $5,780,030) - (Cayman Islands) (4), (7), (8)	4,215,000	4,670,648	0.42%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Miscellaneous Securities (1.21%) (10)	1,148,948	$13,408,223	1.21%

Total Equity Securities (Cost $329,609,351)		315,958,994

Total Investments (Cost $1,151,927,230) (15)		1,074,713,474

Cash and Cash Equivalents (3.07%)
Nestle Cap, Commercial Paper, 2.52%, due 7/1/08	$14,000,000	14,000,000	1.26%
Wells Fargo, Certificate of Deposit, 2.5%, due 7/11/08	$4,500,000	4,500,000	0.40%
Wells Fargo, Overnight Repurchase Agreement, 1.75%,
Collateralized by FHLB Discount Notes, FNMA Discount Notes, and STRIPS	$4,240,729	4,240,729	0.38%
Cash Denominated in Foreign Currencies (Cost $2,343,444)	€1,517,545	2,390,892	0.22%
Cash Held on Account at Various Institutions	$8,952,982	8,952,982	0.81%
Total Cash and Cash Equivalents		34,084,603

Total Cash and Investments		$1,108,798,077	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Priced by independent third party pricing service.

(4)	Non-income producing security.

(5)	On 10/9/07, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 77.598.

(6)	On 10/26/07 and 1/11/08, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 73 and 58.227, respectively.

(7)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(8)	Restricted security.

(9)	Investment is not a controlling position.

(10)	Miscellaneous Securities is comprised of one or more unrestricted security positions that have not previously been publicly disclosed.

(11)	Priced at NASDAQ closing price.

(12)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(13)	Issuer is a controlled company.

(14)
The Company may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(15)	Includes investments with an aggregate market value of $41,815,174 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $121,179,015 and $143,668,930 respectively.
Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of June 30, 2008 was $987,164,713 or 89.03% of total cash and investments of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Futures contracts, forward contracts, and swaps at June 30, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Futures Contracts
90 Day Euro Dollar Future, Expire 12/14/09	122	$(266,875)
90 Day Euro Dollar Future, Expire 3/15/10	122	(262,300)
Total Futures Contracts (Cost $529,175)		(529,175)

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$1,623,964	(318,599)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$2,407,825	(400,753)
Total Forward Contracts		(719,352)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/13/16	$47,204,114	(13,304,989)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/17/12	$31,096,999	(5,235,055)
US Dollar Interest Rate Swap, Expire 4/14/12	$7,000,000	(2,428,499)
Total Swaps		(20,968,543)

Total Swaps, Futures, and Forward Contracts		$(22,217,070)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$40,723,433
Controlled companies	864,619
Other affiliates	8,777,343
Dividend income - unaffiliated issuers	565,234
Other income - affiliates	1,407
Total investment income	50,932,036

Operating expenses
Management and advisory fees	8,887,500
Interest expense	5,536,616
Credit enhancement fees	1,245,594
Commitment fees	950,533
Amortization of deferred debt issuance costs	473,225
Auction agent fees	256,822
Legal fees, professional fees and due diligence expenses	197,675
Insurance expense	107,373
Director fees	90,500
Custody fees	81,339
Other operating expenses	267,976
Total expenses	18,095,153

Net investment income	32,836,883

Net realized and unrealized (loss)
Net realized loss from:
Investments in unaffiliated issuers	(26,507,404)
Foreign currency transactions	(570)
Net realized loss	(26,507,974)

Net change in net unrealized appreciation (depreciation) on:
Investments	(97,177,554)
Foreign currency	669
Net change in unrealized appreciation (depreciation)	(97,176,885)
Net realized and unrealized loss	(123,684,859)

Distributions to preferred shareholders	(8,670,361)
Net change in reserve for distributions to preferred shareholders	1,189,147

Net decrease in net assets applicable to common shareholders resulting from operations	$(98,329,190)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months
	Ended
	June 30, 2008
	(Unaudited)	2007

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$669,156,499	$758,709,428

Net investment income	32,836,883	80,726,628
Net realized gain (loss) on investments and foreign currency	(26,507,974)	67,239,558
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(97,176,885)	(101,173,994)
Distributions to preferred shareholders from net investment income	(8,670,361)	(5,787,604)
Distributions to preferred shareholders from net realized gains on investments	-	(6,453,556)
Net change in reserve for distributions to preferred shareholders	1,189,147	(1,903,961)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(98,329,190)	32,647,071

Distributions to common shareholders from:
Net investment income	(7,000,000)	(57,776,001)
Net realized gains on investments	-	(64,423,999)
Total distributions to common shareholders	(7,000,000)	(122,200,000)

Net assets applicable to common shareholders, end of period (including undistributed net investment income of $19,080,979 and $1,914,457, respectively)	$563,827,309	$669,156,499

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(98,329,190)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	26,507,974
Net change in unrealized appreciation (depreciation) on investments	97,177,554
Distributions paid to preferred shareholders	8,670,361
Decrease in reserve for distributions to preferred shareholders	(1,189,147)
Accretion of original issue discount	(356,852)
Net accretion of market discount/premium	(1,368,111)
Income from paid in-kind capitalization	(10,192,098)
Amortization of deferred debt issuance costs	473,225
Changes in assets and liabilities:
Purchases of investment securities	(110,986,917)
Proceeds from sales, maturities and paydowns of investment securities	143,668,930
Increase in accrued interest income - unaffiliated issuers	(3,323,164)
Increase in accrued interest income - controlled companies	(8,755)
Increase in accrued interest income - other affiliates	(55,336)
Increase in other receivables	(117,976)
Decrease in receivable for investment securities sold	14,031,797
Decrease in prepaid expenses and other assets	92,787
Decrease in payable for investment securities purchased	(17,734,602)
Decrease in performance fees payable	(2,206,925)
Decrease in interest payable	(547,056)
Increase in payable to affiliate	74,083
Increase in accrued expenses and other liabilities	524,565
Net cash provided by operating activities	44,805,147

Financing activities
Proceeds from draws on credit facility	58,000,000
Principal repayments on credit facility	(126,000,000)
Distributions paid to preferred shareholders	(8,670,361)
Net cash used in financing activities	(76,670,361)

Net decrease in cash and cash equivalents	(31,865,214)
Cash and cash equivalents at beginning of period	65,949,817
Cash and cash equivalents at end of period	$34,084,603

Supplemental disclosure
Interest payments	$6,083,672

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2008

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of these investments are included in the collateral for the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. As of June 30, 2008, the Company has called and received all common shareholder committed contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
July 13, 2004	July 13, 2004	20%
September 30, 2004	November 15, 2004	15%
March 18, 2005	April 29, 2005	10%
October 28, 2005	November 30, 2005	15%
February 21, 2006	March 14, 2006	15%
May 22, 2006	July 5, 2006	25%

Auction Rate Money Market Preferred Capital

At June 30, 2008, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of June 30 2008, the Company was in full compliance with such requirements.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS, and the Company compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding which the dealers have placed. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The Company has received the entire $238 million in anticipated capitalization from issuance of the APS as follows:

Date	Shares Issued	Proceeds (millions)
July 13, 2004	1,500	$37.5
October 20, 2004	1,400	$35.0
June 21, 2005	1,384	$34.6
October 3, 2005	1,920	$48.0
March 14, 2006	3,316	$82.9

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of June 30, 2008, the results of its operations and cash flows for the six months ended June 30, 2008, and the changes in net assets for the six months ended June 30, 2008 and for year ended December 31, 2007. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Company’s Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Company, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At June 30, 2008, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$39,088,679
2	Other observable market inputs*	583,746,202
3	Independent third-party pricing sources that employ significant unobservable inputs	435,686,742
3	Internal valuations with significant unobservable inputs	16,191,851

* E.g. quoted prices in inactive markets or quotes for comparable securities

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the six months ended June 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$470,862,704	$21,701,701
Net realized and unrealized gains (losses)	(58,704,120)	(273,617)
Net acquisitions and dispositions	9,351,103	(5,236,233)
Net transfers in/out of category	14,177,055	-
Ending balance	$435,686,742	$16,191,851
Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(58,704,120)	$(273,617)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At June 30, 2008, the Company had foreign currency denominated investments with an aggregate market value of approximately 8.87% of the Company’s total cash and investments. Such positions were converted at the closing rate in effect at June 30, 2008 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuation in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency appreciation of $7,452,052 was included in net unrealized depreciation on investments at June 30, 2008.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Company has entered into several futures contracts, swaps, and forward currency transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Valuations of futures contracts, swaps, and forward currency transactions at June 30, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical instruments	$(529,175)
2	Other observable market inputs	(21,687,895)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company has distributed $224,000,000 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements. As of June 30, 2008, all tax years since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. These adjustments are primarily due to differing book and tax treatments for short-term realized gains and certain foreign currency transactions, and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2008 were as follows:

Unrealized appreciation	$70,377,814
Unrealized depreciation	(169,279,465)
Net unrealized depreciation	$(98,901,651)
Cost	$1,151,927,230

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Company’s financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed called capital attributable to the common shares:

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

3. Allocations and Distributions (continued)

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above.

APS dividend rates are determined by auction at periodic intervals and averaged 6.3% during the six months ended June 30, 2008. The auction rate market began experiencing significant liquidity challenges in the third quarter of 2007 as the fallout from the credit market disruptions and concerns regarding monoline insurers caused a decrease in demand for such securities. This has caused dividend rate spreads of the APS to widen. However, due to the decline in LIBOR, the APS rates that reset during the six-month period were generally lower than those of the same period last year. The lower rates were more than offset by rates on a portion of the APS that were fixed in August 2007 for a one-year period.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the Credit Facility after all debt has been repaid and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period.

Advances under the Senior Facility bear interest, at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, short-term advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum.

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30%, on the Senior Facility, or $470,044 per quarter when the average outstanding borrowings during such quarter are less than $354,750,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of June 30, 2008.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

7. Preferred Capital (continued)

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the
Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

8. Financial Highlights

	Six Months
	Ended June 30,
	2008	December 31,
	(Unaudited)	2007	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$18,328.49	$20,781.38	$19,282.86	$18,013.01	$17,382.68

Investment operations:
Net investment income (loss) (3)	899.41	2,211.14	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain (loss)	(3,387.79)	(929.48)	2,597.58	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(237.48)	(158.52)	(224.32)	(132.75)	-
Realized gains	-	(176.77)	(118.71)	(59.64)	-
Returns of capital	-	-	-	-	(50.38)
Net change in reserve for distributions to preferred shareholders	32.57	(52.15)	(7.47)	125.73	(133.94)
Total from investment operations	(2,693.29)	894.22	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(191.73)	(1,582.51)	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	-	(1,764.60)	(716.69)	(255.41)	-
Returns of capital	-	-	(79.37)	(370.69)	-
Total distributions to common shareholders	(191.73)	(3,347.11)	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of period	$15,443.47	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	(6.3)%	8.1%	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	(14.7)%	5.2%	24.8%	14.3%	2.7%
Less: performance fee (4)	-	(0.9)%	(5.3)%	(2.9)%	(0.8)%
Return to common shareholders (4), (6)	(14.7)%	4.3%	19.5%	11.4%	1.9%

Ratios and Supplemental Data
Ending net assets applicable to common shareholders	$563,827,309	$669,156,499	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average common equity (7), (8)	10.8%	11.0%	6.7%	0.9%	(8.7)%

Expenses / average common equity
Operating expenses (7), (8)	6.0%	6.1%	6.1%	8.3%	17.3%
Performance fees (4)	-	1.1%	4.2%	3.6%	-
Total expenses / average common equity	6.0%	7.2%	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	10.8%	55.3%	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$282,906,593	$355,287,671	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	3.9%	5.8%	5.7%	4.2%	2.4%
Weighted-average number of shares	36,509	36,509	32,368	17,097	8,737
Average debt per share	$7,748.93	$9,731.48	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

8. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of June 30, 2008
Return on common equity (6)	4.9%
Return on invested assets (5)	14.0%
Internal rate of return (9)	4.2%

(1)	The first year of fund operations, 2004, was a partial year. The Company commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)
Returns (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company was ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Six Months Ended June 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$89,679,818	$-	$-	$78,552,272
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	9,405,278	-	3,539,177	5,556,612
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	5,015,152	-		4,959,770
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 3/28/12	48,203,479	-	-	45,431,036
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 10/6/12	24,958,843	-	17,405,786	7,173,294
Dialogic Corporation, Class A Convertible Preferred Stock	12,955,984	-	-	10,364,787
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11	6,432,354	-	-	6,334,400
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11	28,203,402	-	-	27,773,908
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11	26,256,365	-	-	25,675,961
Enterasys Networks, Inc., Series A Convertible Preferred Stock	29,966,604	-	-	19,875,181
Enterasys Networks, Inc., Series B Convertible Preferred Stock	3,452,198	-	-	2,010,141
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11	4,028,650	-	-	3,994,608
International Wire Group, Inc., Common Stock	14,177,055	-	-	15,929,275
Online Resources Corporation, Series A-1 Convertible Preferred Stock	60,883,331	-	-	56,505,512
Online Resources Corporation, Common Stock	15,525,144	-	-	10,875,416
Radnor Holdings Corporation, Senior Secured C Notes LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	2,109,837
Radnor Holdings Corporation, Series A Convertible Preferred Stock	-	-	-	-
Radnor Holdings, Common Stock	-	-	-	-
Radnor Holdings, Non-Voting Common Stock	-	-	-	-
Radnor Holdings, Warrants for Common Stock	-	-	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock	-	-	-	-
WinCup, Inc., Common Stock	68,499,591	-	-	47,660,145
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10	9,374,742	7,879,834	-	16,471,173

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On April 29, 2008, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement and Co-Management Agreement (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company or the Investment Manager and Co-Manager are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements (Continued)
(Unaudited)

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on profitability to the Co-Manager of its relationship with the Company. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2. CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Not applicable for filing of Semiannual Reports to Shareholders.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a) (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: August 29, 2008

By:	/s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: August 29, 2008